                                                                   EXHIBIT 10.64


                               IMPAC GROUP, INC.

               WARRANT FOR THE PURCHASE OF SERIES A COMMON STOCK


     THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT HAS
      --------------
BEEN ACQUIRED FOR INVESTMENT ONLY AND NOT WITH A VIEW TO PUBLIC DISTRIBUTION OR RESALE THEREOF. NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH WARRANT OR SHARES OF COMMON STOCK, AS THE CASE MAY BE, UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

     The securities represented by this certificate are subject to the terms of a certain Second Amended and Restated Stockholder Agreement, dated as of March 12, 1998, and amended and restated as of January 11, 1999, among the holder of this certificate (or such holder's predecessor-in-interest), the issuer of this certificate, and certain others. The Second Amended and Restated Stockholder Agreement contains certain restrictive provisions relating to the voting and transfer of the securities represented hereby. A copy of the Second Amended and Restated Stockholder Agreement is on file and may be inspected for any proper purpose at the issuer's principal executive office.


No. 0002                                                            Common Stock


     FOR VALUE RECEIVED, IMPAC GROUP, INC., a Delaware corporation (the "Company"), hereby certifies that Phoenix Home Life Mutual Insurance Company or
 -------
any of its permitted assignees (the "Holder") is entitled, subject to the
                                     ------
provisions of this Warrant, to purchase from the Company, at any time following this 11th day of January, 1999 (the "Issue Date"), in whole or in part,
                                     ----------
2,765.332 shares of the Company's Series A Common Stock, par value $0.001 per share, represented approximately 1.4% of the Company's total Common Stock on a fully diluted basis as of the Issue Date, calculated on the basis of the methodology set forth in Schedule 2.02 of the Securities Purchase Agreement (the "Warrant Shares").
 --------------

     Subject to Section 3, the exercise price the (the "Exercise Price") payable
                                                        --------------
upon exercise of the Warrant shall be equal to the product of (a) $0.01 multiplied by (b) the number of Warrant Shares to be acquired on exercise.

     The Warrant Shares to be received upon the exercise of this Warrant are subject to adjustment as set forth herein. This Warrant and all other warrants issued by the Company pursuant to the Securities Purchase Agreement and all warrants of like tenor which may be issued by the Company in exchange or substitution for or upon the Transfer of this Warrant or such warrants are hereinafter collectively referred to herein as the "Warrants."
                                                    --------

SECTION 1. EXECUTION OF WARRANT. The Warrants shall be signed on behalf of the
           --------------------
Company by its Chairman of the Board or its Chief Executive Officer, President or any Vice President.

SECTION 2. WARRANTS; EXERCISE OF WARRANTS
           ------------------------------

           2.1 Exercisability. Subject to the terms of this Warrant, each Holder
               --------------
shall have the right, which may be exercised at any time during the period commencing on the date hereof and ending at 5:00 p.m. New York local time on January 11, 2009, to receive from the Company the number of fully paid and nonassessable Warrant Shares (and such other consideration) which the Holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price for such Warrant Shares.

           2.2 Surrender of Warrants; Exercise Price. A Warrant may be exercised
               -------------------------------------
upon surrender to the Company at its office designated for such purpose of the Warrant to be exercised with the Purchase Form attached hereto (the "Purchase
                                                                     --------
Form") duly filled in and signed, and upon payment to the Company of the
----
Exercise Price for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price shall be made, at the election of the Holder, (a) in cash or by certified or official bank check payable to the order of the Company, (b) by delivering for surrender and cancellation to the Company Warrants with an aggregate Surrender Value, as of the date of such exercise, equal to the Exercise Price for the Warrant being exercised, (c) by the agreement of the Holder to accept upon exercise of the Warrant the number of Warrant Shares issuable upon such exercise, less that number of Warrant Shares with an aggregate Fair Market Value equal to the Exercise Price, or (d) any combination of (a), (b) and (c) above. For the purposes of this paragraph, the "Surrender Value" of any Warrant is equal to the
                                 ---------------
Fair Market Value, as of the date of such surrender, of the Warrant Shares issuable upon the exercise of such Warrant, minus the Exercise Price of such Warrant being surrendered.

          2.3  Issuance of Warrant Shares. Subject to the provisions of Section
               --------------------------
2.2, upon such surrender of the Warrant and payment of the Exercise Price, the Company shall issue and cause to be delivered, as promptly as practicable, pursuant to the Purchase Form, a certificate or certificates for the number of Warrant Shares issuable upon the exercise of such Warrants (and such other consideration as may be deliverable upon exercise of such Warrants), together with cash for fractional Warrant Shares as provided in Section 9. The certificate or certificates for such Warrant Shares shall be deemed to have been issued and the person so named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price, irrespective of the date of delivery of such certificate or certificates for Warrant Shares.

          2.4  Partial Exercise. Each Warrant shall be exercisable, at the
               ----------------
election of the Holder thereof, either in full or from time to time in part, and, in the event that a Warrant is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new Warrant evidencing the remaining Warrant or Warrants will be issued and delivered pursuant to the provisions of this Section and Section 1.

          2.5  Cancellation of Exercised Warrants. All warrants surrendered upon
               ----------------------------------
exercise of Warrants shall be canceled and disposed of by the Company. The Company shall keep copies of this Warrant and any notices given or received hereunder available for inspection by the Holder during normal business hours at its principal executive office.

          2.6  Warrant Shares Validity. Upon exercise of the Warrant Shares and
               -----------------------
payment of the Exercise Price in accordance with Section 2.2, all Warrant Shares shall be validly issued, fully paid and non-assessable and free from all preemptive rights of any stockholder, and from all taxes, liens and charges with respect to the issue thereof (other than transfer taxes).


          2.7  Legend. Each certificate for shares of Series A Common Stock
               ------
issued upon exercise of this Warrant, unless at the time of exercise such shares are registered under the Securities Act, shall bear the following legend:


          This Common Stock has not been registered under the Securities Act of 1933, as amended (the "Securities
                                                   ----------
          Act"), or applicable state securities laws. This
          ---
          Common Stock has been acquired for investment only and not with a view to public distribution or resale thereof. This Common Stock may not be offered for sale, sold, delivered after sale, pledged, hypothecated or otherwise transferred in the absence of any effective registration statement covering such

               Common Stock under the Securities Act and any applicable state securities laws or the availability of any exemption from such registration requirements.

     Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act) shall also bear such legend unless the securities represented thereby are no longer subject to restrictions on resale under the Securities Act. Any certificate for shares of Series A Common Stock issued upon exercise of this Warrant shall also bear the legend required under the Stockholders Agreement (without duplication of the legend set forth in Section 8), to the extent then required under the stockholders Agreement.

               2.8  Reservation of Shares. The Company has reserved and will
                    ---------------------
keep available for issuance upon exercise of the Warrants the total number of Warrant Shares deliverable upon exercise of all Warrants from time to time outstanding. The issuance of the Warrant Shares has been duly and validly authorized and, when issued and sold in accordance with the Warrants, the Warrant Shares will be duly and validly issued, fully paid and non-assessable.

SECTION 3.     ANTIDILUTION PROVISIONS
               -----------------------

               3.1  Adjustments Generally. The Exercise Price and the number of
                    ---------------------
Warrant Shares (or other securities or property) issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events, as provided in this Section 3.

               3.2  Common Stock Reorganization. If the Company shall subdivide
                    ---------------------------
its outstanding shares of Common Stock into a greater number of shares or consolidate its outstanding shares of Common Stock into smaller number of shares, whether through a stock split, reverse stock split, stock dividend or otherwise (any such event being called a "Common Stock Reorganization"), then
                                          ------ ----- --------------
(a) the Exercise Price shall be adjusted, effective immediately after the record date at which the holders of shares of Common Stock are determined for purposes of such Common Stock Reorganization, to a price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date before giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization, provided
                                                                     --------
that in no event will the Exercises Price be reduced to an amount less than par
----
value of the Warrant Shares and (b) the number of Warrant Shares shall be adjusted, effective at such time, to a number determined by multiplying the number of Warrant Shares immediately before such Common Stock

Reorganization by a fraction, the numerator of which shall be the number of shares outstanding after giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such Common Stock Reorganization.

          The Company agrees that it will not effect a Common Stock Reorganization that would have the effect of reducing the Exercise Price below the par value per share of the Warrant Shares in the absence of the limitations provided in the proviso to clause (a) of the preceding sentence unless (i) the Holder consents to such a Common Stock Reorganization or (ii) the Company compensates the Holder for the aggregate increase in the Exercise Price of this Warrant caused by such Common Stock Reorganization.

          3.3  Special Dividends. If the Company shall issue or distribute to
               -----------------
all or substantially all holders of shares of Common Stock evidences of indebtedness, any other securities of the Company or any cash, property or other assets, and if such issuance or distribution does not constitute a Common Stock Reorganization, (any such nonexcluded event being herein called a "Special
                                                                   -------
Dividend") the Company shall distribute to each Holder, on the date of exercise
--------
of the Warrants, the evidences of indebtedness, other securities, cash, property or other assets which such Holder would have been entitled to receive if it had exercised its Warrants for Warrant Shares immediately prior to the record date with respect to such Special Dividend.

          3.4  Capital Reorganization. If there shall be any consolidation or
               ----------------------
merger to which the Company is a party, other than a consolidation or a merger in which the Company is a continuing corporation and which does not result in any reclassification of, or change (other than a Common Stock Reorganization or a change in par value) in, outstanding shares of Common Stock, or any sale or conveyance of the property of the Company as an entirety or substantially as an entirety (any such event being called a "Capital Reorganization"), then,
                                         ------- --------------
effective upon the effective date of such Capital Reorganization, the Holder shall have the right to purchase, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have owned or have been entitled to receive after such Capital Reorganization if this Warrant had been exercised immediately prior to such Capital Reorganization, assuming such Holder (a) is not a person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or conveyance was made, as the case may be ("constitute person"), or an Affiliate of a constituent person and (b) failed
  ---------- ------
to exercise any rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such Capital Reorganization (provided that if the kind or amount of securities, cash or other property receivable upon such Capital Reorganization (provided that if the kind or amount of securities, cash or other property receivable upon such Capital Reorganization is not the same for each share of Common Stock held immediately prior to such consolidation, merger, sale or conveyance by other than a constituent person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then
  ------------ -----
for the purposes of this Section the kind and amount of shares of stock and other securities or other property (including cash) receivable upon such Capital Reorganization shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). As a condition to effecting any Capital Reorganization, the Company or the successor or surviving corporation, as the case may be, shall execute and deliver to each Holder an agreement as to such Holder's rights in accordance with this Section 3.4, providing for subsequent adjustments as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this Section 3.4 shall similarly apply to successive Capital Reorganizations.

     3.5  Certain Other Events. If any event occurs as to which the foregoing
          --------------------
provisions of this Section 3 are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of Directors of the Company, fairly protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then such Board shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of such Board, to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the aggregate Exercise Price or decreasing the percentage of the Company's total Common Stock (on a fully diluted basis, as of the date of such event) represented by the Warrant Shares, or otherwise adversely affect the Holder.

     3.6  Adjustment Rules.
          ----------------

     (a) Any adjustments pursuant to this Section 3 shall be made successively whenever an event referred to herein shall occur.

     (b) If the Company shall set a record date to determine the holders of share of Common Stock for purposes of a Common Stock Reorganization, Special Dividend or Capital Reorganization, and shall legally abandon such action prior to effecting such Action, then no adjustment shall be made pursuant to this
Section 3 in respect of such action.

     (c) No adjustment in the amount of Warrant Shares or in the Exercise Price shall be made hereunder unless such adjustment increases or decreases such amount or price by one percent or more, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall serve to adjust such amount or price by one percent or more.

     (d) No adjustment in the Exercise Price shall be made hereunder if such adjustment would reduce the Exercise Price to an amount below par value of the Series A Common Stock, which par value shall initially be $0.001 per share.

          3.7  Proceedings Prior to Any Action Requiring Adjustment. As a
               ----------------------------------------------------
condition precedent to the taking of any action which would require an adjustment pursuant to this Section 3, the Company shall take any action which may be necessary, including obtaining regulatory approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock which the Holders are entitled to receive upon exercise thereof.

          3.8  Notice of Adjustment. Not later than twenty days after the record
               --------------------
date or effective date, as the case may be, of any action which requires or might require an adjustment or readjustment pursuant to this Section 3, the Company shall give notice to the Holder of such event, describing such event in reasonable detail and specifying the record date or effective date, as the case may be, and, if determinable, the required adjustment and the computation thereof. If the required adjustment is not determinable at the time of such notice, the Company shall give notice to the Holder of such adjustment and computation promptly after such adjustment becomes determinable.

SECTION 4.     PRIVATE OFFERING
               ----------------

               4.1 By acceptance hereof, the Holder represents, agrees and certifies that the Holder is acquiring this Warrant for the purpose of investment only and not with a view to public resale or distribution. If the Holder exercises this Warrant at a time when there is not in effect under the Securities Act, a registration statement relating to the Warrant Shares and a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act (a "Prospectus") available for delivery to the Holder, the exercise shall be for
 ----------
the purpose of investment and not with a view to public resale or distribution.

               4.2 Any person or persons entitled to exercise this Warrant under the provisions of this Section 4 shall be bound by and obligated under the provisions of this Section 4 to the same extent as is the original Holder.

SECTION 5.     STOCKHOLDERS AGREEMENT  The Holder of this Warrant is entitled to
               ----------------------
the benefits and subject to the obligations of the Second Amended and Restated Stockholders Agreement dated as of January 11, 1999 between the Company, the Holder hereof and certain other parties (the "Stockholders Agreement"). The
                                              ------------ ---------
Company shall keep a copy of the Stockholders Agreement and any Amendments thereto, at the Company's principal office and shall furnish copies thereof to the Holder upon request.

SECTION 6.     PAYMENT OF TAXES  The Company will pay all documentary stamp
               ----------------
taxes and other governmental charges (excluding all foreign, federal or state income, franchise, property, estate, inheritance, gift or similar taxes) in connection with the issuance or delivery of the Warrants hereunder, as well as all such taxes attributable to the initial issuance or delivery of Warrant Shares upon the exercise of Warrants and payment of the Exercise Price.

The Company shall not, however, be required to pay any tax that may be payable in respect of any subsequent Transfer of the Warrants or any Transfer involved in the issuance and delivery of Warrant Shares in a name other than that in which the Warrants to which such issuance relates were registered, and, if any such tax would otherwise by payable by the Company, no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Company the amount of any such tax, or it is established to the reasonable satisfaction of the Company that any such tax has been paid.

SECTION 7.     MUTILATED OR MISSING WARRANT CERTIFICATES  If a mutilated Warrant
               -----------------------------------------
is surrendered to the Company, or if the Holder of a Warrant claims and submits an affidavit or other evidence satisfactory to the Company to the effect that the Warrant has been lost, destroyed or wrongfully taken, the Company shall issue a replacement Warrant. If reasonably requested by the Company, such Holder must provide an indemnity bond, or other form of indemnity, sufficient in the reasonable judgment of the Company to protect the Company from any loss which it may suffer if a Warrant is replaced. If any Holder (or nominee thereof) that qualifies as a "qualified institutional buyer", as such term is defined in Rule 144A under the Securities Act, is the owner of any such lost, stolen or destroyed Warrant, then the affidavit of an authorized officer of such owner, setting forth the fact of loss, theft or destruction and its ownership of the Warrant at the time of such loss, theft or destruction shall be accepted as satisfactory evidence thereof and no further indemnity shall be required as a condition to the execution and delivery of a new Warrant other than the unsecured written agreement of such owner to indemnify the Company.

SECTION 8.     TRANSFER
               --------

               (a) No Holder may offer to sell, assign, transfer or otherwise dispose of ("Transfer") any Warrant or Warrant Share except in transactions
             --------
exempt from registration under the Securities Act or in a sale registered under the Securities Act. In connection with any proposed Transfer pursuant to such an exemption, the Purchaser's agree that the Company may request an opinion of the Purchaser's counsel that such Transfer is not in violation of the registration requirements of the Securities Act or other applicable law.

               (b) Each certificate representing Warrant Shares shall bear a legend in or substantially in the following form:

     THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NO TRANSFER, SALE OR OTHER DISPOSITION OF THESE SHARES MAY BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THESE SHARES HAS BECOME EFFECTIVE UNDER SAID ACT, OR THE COMPANY HAS BEEN FURNISHED WITH AN OPINION

     OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

SECTION 9.     FRACTIONAL INTERESTS. The Company shall not be required to issue
               --------------------
fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 9, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the Fair Market Value of the Warrant Share so issuable, multiplied by such fraction, unless such payment shall exceed $1,000, in which case the Company may at its option issue Fractional Warrant Shares.

SECTION 10.    DEFINITIONS. Capitalized terms used but not defined herein shall
               -----------
have the meanings set forth in the Securities Purchase Agreement, dated as of the same date hereof, by and among the Company, BT Capital Investors and Phoenix Home Life Mutual Insurance Company (the "Securities Purchase Agreement"). The
                                         ---------- -------- ---------
following terms, as used in this Warrant, have the following respective meanings;

               "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are authorized or obligated by law or executive order to close.

               "Capital Reorganization" shall have the meaning set forth in
Section 3.4.

               "Closing Price" with respect to any security on any day means (a) if such security is listed or admitted for trading on a national securities exchange, the reported last sales price regular way or, if on such reported sale occurs on such day, the average of the closing bid and asked prices regular way on such day, in each case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such class of security is listed or admitted to trading, or (b) if such security is not listed or admitted to trading on any national securities exchange, the last quoted sales price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market on such day as reported by NASDAQ or any comparable system then in use or, if not so reported, as reported by any New York Stock Exchange member firm reasonably selected by the Company for such purpose.

               "Common Stock" means the Company's Series A Common Stock, par value $0.001, and Series B Common Stock, par value $0.001.

               "Common Stock Distribution" shall have the meaning set forth in
Section 3.3.

          "Company" shall have the meaning set forth in the first paragraph of this Warrant.

          "constituent person" shall have the meaning set forth in Section 3.4.

          "Exercise Price" shall have the meaning set forth in the second paragraph of this Warrant.

          "Fair Market Value" means the fair market value of the business or property in question, as determined in good faith by the agreement of the Holders of Warrants representing a majority of the Warrant Shares outstanding and the Company, provided, however, that the Fair Market Value of any security
                 --------  -------
for which a Closing Price is available shall be the Market Price of such security. The Fair Market Value of the Company shall be the Fair Market Value of the Company and its subsidiaries as a going concern. Notwithstanding the foregoing, if, (a) no such agreement can be reached, the Company shall appoint an independent appraiser to make such a determination (provided, that such appointment shall be subject to the consent, which shall not be unreasonably withheld, of the Holders of Warrants representing a majority of the Warrant Shares), at the Company's sole expense and (b) at any date of determination of the Fair Market Value of the Company, the Common Stock of any class shall then be publicly traded, the Fair Market Value of the Company on such date shall be the Market Price on such date multiplied by the number of shares of Common Stock then outstanding on a fully diluted basis.

          "Holder" shall have the meaning set forth in first paragraph of this Warrant.

          "Issue Date" shall have the meaning set forth in the first paragraph of this Warrant.

          "Market Price" with respect to any security on any day means the average of the daily Closing Prices of a share or unit of such security for the 20 consecutive Business Days ending on the most recent Business Day for which a Closing Price is available; provided, however, that in the event that, in the case of Common Stock, the Market Price is determined during a period following the announcement by the Company of (A) a dividend or distribution of Common Stock, or (B) any subdivision, combination or reclassification of Common Stock and prior to the expiration of 20 Business Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Market Price shall be appropriately adjusted to reflect the current Market Price per share equivalent of Common Stock.

          "NASDAQ" means The National Association of Securities Dealers, Inc. Automated Quotation System.

               "non-electing share" shall have the meaning set forth in Section 3.4.

               "Prospectus" shall have the meaning set forth in Section 4.1.

               "Purchase Form" shall have the meaning set forth in Section 2.2.

               "Securities Purchase Agreement" shall have the meaning set forth in Section 10.

               "Securities Act" shall mean the Securities Act of 1933, as amended, and any similar or successor federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the same shall be in effect at the time.

               "Special Dividend" shall have the meaning set forth in Section
3.3.

               "Stockholders Agreement" shall have the meaning set forth in
Section 5.

               "Surrender Value" shall have the meaning set forth in Section
2.2.

               "Transfer" shall have meaning set forth in Section 8(a).

               "Warrants" shall have the meaning set forth in the third paragraph of this Warrant.

               "Warrant Shares" shall have the meaning set forth in the first paragraph of this Warrant.

SECTION 11.    NOTICES. All notices and other communications given or made
               -------
pursuant to this Warrant shall be in writing and shall be deemed to have been duly given or made if (a) sent by registered or certified mail, return receipt requested, or (b) hand delivered, or (c) sent by prepaid overnight carrier, with a record of receipt, or (d) sent by cable, telegram, facsimile or telex (with a copy simultaneously sent by registered or certified mail, return receipt requested), to the parties at the following addresses (or at such other addresses as shall be specified by the parties by like notice):

     If to the Company:

     IMPAC Group, INC.
     1950 North Ruby Street
     Melrose Park, Illinois 60160
     Attn:  David Underwood
            Tel: (708) 344-9100
            Fax: (708) 344-0083

     If to Holder:

     Phoenix Home Life Mutual Insurance Company
     c/o Phoenix Investment Partners Limited
     56 Prospect Street
     P.O. Box 150480
     Hartford, Connecticut 06115
     Attn:  Private Placements Division
            Tel: (860) 403-5758
            Fax: (860) 403-5451

with copies to (which shall not constitute sufficient notice for purposes of this Section 11):

     Paul, Hastings, Janofsky & Walker LLP
     399 Park Avenue
     New York, New York 10022
     Attn:  William F. Schwitter, Esp.
            Tel: (212) 318-6000
            Fax: (212) 319-4090

SECTION 12. HEADINGS.
            --------

     The headings contained in this Warrant for reference purposes only and shall not affect in any way the meaning or interpretation of this Warrant.

SECTION 13. GOVERNING LAW; CONSENT TO JURISDICTION. THIS WARRANT SHALL BE GOVERNED BY, INTERPRETED UNDER, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CHOICE-OF-LAW PROVISIONS THEREOF. THE HOLDER AND THE COMPANY AGREE TO SUBMIT TO THE PERSONAL AND

EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SERVING THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK WITH RESPECT TO THE ENFORCEMENT OR INTERPRETATION OF THIS WARRANT OR THE OBLIGATIONS HEREUNDER. EACH OF THE HOLDER AND THE COMPANY IRREVOCABLY WAIVES, TO THE FULL EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

SECTION 14.    CERTAIN SUPPLEMENTS AND AMENDMENTS. The Company may from time to
               ----------------------------------
time supplement or amend this Warrant without the approval of any Holders in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein; provided that any such supplement or amendment shall not in any way adversely
--------
affect the interests of the Holders.

SECTION 15.    SUCCESSORS. All the covenants and provisions of this Warrant by
               ----------
or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns hereunder.

SECTION 16.    TERMINATION. This Warrant shall terminate if all Warrants have
               -----------
been exercised or shall have expired or been canceled pursuant to this Warrant.

SECTION 17.    MISCELLANEOUS
               -------------

               17.1   Waivers; Amendments. No failure or delay of the Holder in
                      -------------------
exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Company and the Holders of Warrants, voting as a single class, entitling such Holders to purchase 66 2/3% of the aggregate Warrant Shares (exclusive of Warrants then owned by the Company or any Subsidiary thereof); provided, however, that no such amendment, modification or waiver shall, with the written consent of each Holder whose interest might be adversely affected by such amendment, modification or waiver, (a) change the number of shares of Common Stock subject to purchase upon exercise of this Warrant, the Exercise Price or provisions for payment thereof or (b) amend, modify or waive the provisions of this Section 17.1. The provisions of the Securities Purchase Agreement and the Stockholders

Agreement may be amended, modified or waived only in accordance with the respective provisions thereof.

          Any such amendment, modification or waiver effected pursuant to this Section or the applicable provisions of the Securities Purchase Agreement or the Stockholders Agreement shall be binding upon the Holders of all Warrants and Warrant Shares, upon each future Holder thereof and upon the Company. In the event of any such amendment, modification or waiver the Company shall give prompt notice thereof to all Holders and, if appropriate, notation thereof shall be made on all Warrants thereafter surrender for registration of Transfer or exchange.

          No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

          17.2   Survival of Agreements, Representations and Warranties.
                 ------------------------------------------------------

          All representations, warranties, covenants and agreements (except covenants and agreements which are expressly required to be performed and are performed in full on or before the Issue Date) contained in this Warrant, delivered hereunder or made by the Company shall be deemed represented and made by the Company on the Issue Date as if made at such time and shall survive the Issue Date (but shall not in any manner be deemed to be repeated on any other date) for three years, and other covenants and agreements which, in accordance with their terms, extend beyond such date shall also survive in accordance with their terms.

          17.3   Exclusion of Remedies. The indemnification provided for under
                 ---------------------
Section 7.03 of the Securities Purchase Agreement shall be the Holders' sole remedy for breach by the Company of any representation, warranty or covenant of the Company under this Warrant to the exclusion of any other remedy at law or equity (including recission but excluding injunctive relief).

          17.4   Severability. In case any or more of the provisions contained
                 ------------
in the Securities Purchase Agreement, the Stockholders Agreement or this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          17.5   No Rights as Stockholder. This Warrant shall not entitle the
                 ------------------------
Holder to any rights as a stockholder of the Company.

          17.6 No Impairment.  The Company shall not by any action, including,
               -------------
without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder under this Warrant. Without limiting the generality of the foregoing, the Company will (a) except as permitted under Section 3.2, not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its Chief Financial Officer as of the date first above written.


                                   IMPAC GROUP, INC.

                                   BY: /s/ David C. Underwood
                                      --------------------------
                                      NAME:  David C. Underwood
                                      TITLE: Chief Financial Officer

                                 PURCHASE FORM
                                 -------------



                                                        Dated _____________,____



          The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _____________ shares of Series A Common Stock and hereby makes payment of ________ in payment of the Exercise Price thereof.


                              __________________

                    INSTRUCTIONS FOR REGISTRATION OF STOCK
                    --------------------------------------

Name
                 (please typewrite or print in block letters)

Address

     Signature

                              __________________

                                ASSIGNMENT FORM
                                ---------------


          FOR VALUE RECEIVED,                                hereby sells,
assigns and transfers unto

Name
                 (please typewrite or print in block letters)

Address

its right to purchase _____________________ shares of Series A Common Stock represented by this Warrant and does hereby irrevocably constitute and appoint __________________ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.

Date                ,___

                                   Signature